UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported: March 14, 2003)

AMERUS GROUP CO.
(Exact Name of Registrant as Specified in Charter)

IOWA (State or Other Jurisdiction of Incorporation)	000-30898 (Commission File Number)	42-1458424 (IRS Employer Identification No.)

699 WALNUT STREET DES MOINES, IOWA (Address of principal executive offices)	50309-3948 (Zip Code)

Registrant’s telephone number, including area code:	(515) 362-3600

CERTIFICATION PURSUANT TO SECTION 1350 OF CHAPTER 63 OF TITLE 18 OF THE UNITED STATES CODE
SIGNATURE

ITEM 9. REGULATION FD DISCLOSURE

     On March 14, 2003, in connection with the filing of the Annual Report on Form 10-K for the period ended December 31, 2002 of AmerUs Group Co. (the “Company”), the Chief Executive Officer and the Chief Financial Officer of the Company respectively made the certifications, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, set forth in this Item 9.

CERTIFICATION PURSUANT TO SECTION 1350 OF CHAPTER 63
OF TITLE 18 OF THE UNITED STATES CODE

I, Roger K. Brooks, Chairman, President and Chief Executive Officer of AmerUs Group Co., certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that (i) the Annual Report of AmerUs Group Co. on Form 10-K for the period ending December 31, 2002 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of AmerUs Group Co.

/s/ Roger K. Brooks

Roger K. Brooks
Chairman, President and
Chief Executive Officer
AmerUs Group Co.

Dated: March 14, 2003

CERTIFICATION PURSUANT TO SECTION 1350 OF CHAPTER 63
OF TITLE 18 OF THE UNITED STATES CODE

     I, Melinda S. Urion, Chief Financial Officer of AmerUs Group Co., certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that (i) the Annual Report of AmerUs Group Co. on Form 10-K for the period ending December 31, 2002 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of AmerUs Group Co.

/s/ Melinda S. Urion

Melinda S. Urion
Chief Financial Officer
AmerUs Group Co.

Dated: March 14, 2003

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERUS GROUP CO.

By:	/s/ Roger K. Brooks Roger K. Brooks Chairman, President and Chief Executive Officer

Dated: March 14, 2003